                                                                    Exhibit 99.1

                             EVERLAST WORLDWIDE INC.

       Amended and Restated 2005 Non-Employee Directors Stock Option Plan

1.       PURPOSE. Everlast Worldwide Inc. Amended and Restated 2005 Non-Employee
         Directors Stock Option Plan (the "Amended  Plan") is being  established to  create  additional  incentive  for the  non-employee  directors  of
         Everlast  Worldwide  Inc., a Delaware  corporation,  and any  successor corporation thereto (collectively  referred to herein as the "Company")
         to promote the  financial  success and  progress of the Company and any present or future parent and/or subsidiary corporations of the Company.
         For purposes of the Amended Plan, a parent corporation and a subsidiary corporation  shall be as defined in  Sections  424(e) and 424(f) of the
         Internal  Revenue Code of 1986,  as amended (the  "Code").  The Amended
         Plan shall become effective as of the date on which the adoption of the
         Amended  Plan is approved by the Board of Directors of the Company (the
         "Effective Date").

2.       ADMINISTRATION.  The Amended Plan shall be administered by the Board of
         Directors  of the  Company  (the  "Board")  and/or by a duly  appointed committee  of the Board having such powers as shall be specified by the
         Board.  Any subsequent  references  herein to the Board shall also mean the committee if such  committee  has been  appointed  and,  unless the powers of the committee have been specifically  limited,  the committee shall have all of the powers of the Board  granted  herein,  including, without limitation, the power to terminate or amend the Amended Plan at any time  subject to the terms of the Amended  Plan and any  applicable
         limitations   imposed  by  law.  The  Board  shall  have  authority  to
         administer  the Amended Plan subject to the  provisions  of the Amended
         Plan but shall  have no  authority,  discretion  or power to select the non-employee  directors of the Company who will receive  options  under the Amended  Plan,  to set the  exercise  price of the options  granted under the Amended  Plan,  to  determine  the number of shares of common stock to be granted upon  exercise of options or the time at which such options are to be granted,  to establish the duration of option grants, or to alter other terms or  conditions  specified in the Amended  Plan.
         All questions of  interpretation  of the Amended Plan or of any options granted under the Amended Plan (an "Option") shall be determined by the
         Board,  and such  determinations  shall be final and  binding  upon all persons  having an interest in the Amended Plan and/or any Option.  Any officer of the Company shall have the authority to act on behalf of the
         Company  with  respect to any matter,  right,  obligation,  or election which is the  responsibility  of or which is  allocated  to the Company herein,  provided  the officer has apparent  authority  with respect to such matter, right, obligation, or election.

3.       ELIGIBILITY  AND  TYPE  OF  OPTION.  Options  may be  granted  only  to directors  of the  Company  who,  at the  time of such  grant,  are not employees of the Company or of any parent or subsidiary  corporation of the Company ("Non-Employee Directors"). Options granted to Non-Employee
         Directors  shall be nonqualified  stock options;  that is, options that are not  treated as having been  granted  under  Section  422(b) of the
         Code.  A person  granted  an Option is  hereinafter  referred  to as an
         "Optionee."

4.       SHARES  SUBJECT TO OPTION.  Options shall be for the purchase of shares of authorized  but unissued  common stock or treasury  shares of common stock of the Company (the  "Stock"),  subject to adjustment as provided in Section 8 hereof. The maximum number of shares of Stock which may be issued under the Amended Plan  (inclusive  of those  Options which have already been issued pursuant to the 2005 Non-Employee Stock Option Plan prior to its amendment) shall be Two Hundred Thousand (200,000) shares.
         In the event that any  outstanding  Option for any reason expires or is terminated and/or shares of Stock subject to repurchase are repurchased by the Company, the shares allocable to the unexercised portion of such
         Option, or such repurchased  shares,  may again be subject to an Option grant.

5.       TIME FOR GRANTING  OPTIONS.  All Options  shall be granted,  if at all, within ten years from the Effective Date.

6.       TERMS, CONDITIONS AND FORM OF OPTIONS.  Options granted pursuant to the
         Amended Plan shall be evidenced by written  agreements  specifying  the number of shares of Stock covered thereby,  which written agreement may incorporate  all or any of the terms of the Amended  Plan by  reference and  shall  comply  with and be  subject  to the  following  terms  and conditions:

         a.       AUTOMATIC  GRANT  OF  OPTIONS.   Subject  to  execution  by  a
                  Non-Employee  Director  of an  appropriate  Option  Agreement,
                  Options  shall be granted  automatically  and without  further action of the Board, as follows:

                  i.       On  January  1 of  each  successive  year  after  the
                           Effective Date, each  Non-Employee  Director shall be
                           granted an Option to purchase  Six  Thousand  (6,000)
                           shares of Stock;  PROVIDED,  HOWEVER, that for fiscal
                           year  2007,  an  additional  Option to  purchase  One
                           Thousand  (1,000) shares of Stock shall be granted to
                           each Non-Employee Director as of the Effective Date.

                  ii.      On  January  1 of  each  successive  year  after  the
                           Effective Date, each Non-Employee Director who served
                           as the  Chairperson  of the Board or any committee of
                           the  Board  for  at  least  six  months   during  the
                           Company's most recently  concluded  fiscal year shall
                           be granted an Option to purchase  Two  Hundred  (200)
                           shares of Stock.

                  iii.     On  January  1 of  each  successive  year  after  the
                           Effective Date, each Non-Employee Director who served
                           as a member  of any  committee  of the  Board  for at
                           least six months during the  Company's  most recently
                           concluded  fiscal  year shall be granted an Option to
                           purchase One Hundred (100) shares of Stock.

                  iv.      Notwithstanding  the foregoing,  any person may elect
                           not to receive an Option to be  granted  pursuant  to
                           this Section  6(a) by  delivering  written  notice of
                           such  election  to the  Board no  later  than the day
                           prior  to  the  date  on  which  such  Option   would
                           otherwise be granted. A person so declining an Option
                           shall  receive no payment or other  consideration  in
                           lieu  of  such  declined  Option.  A  person  who has
                           declined  an  Option  may  revoke  such  election  by
                           delivering  written notice of such  revocation to the
                           Board  no  later  than  the day  prior to the date on
                           which such Option  would be granted  pursuant to this
                           Section 6(a).

                  v.       Notwithstanding  any other  provision  of the Amended
                           Plan to the  contrary,  no Option shall be granted to
                           any  individual  on a day when he or she is no longer
                           serving as a Non-Employee Director of the Company.

         b.       OPTION  EXERCISE  PRICE.  The purchase  price of each share of
                  Stock  purchasable  under an Option  shall be the Fair  Market
                  Value  (as  defined  below)  of such  share  of  Stock  on the business  day  immediately  preceding  the date the  Option is granted.  "Fair  Market  Value"  means  the  closing  price of publicly  traded  shares  of Stock on the  principal  national securities  exchange  on which  shares of Stock are listed (if the shares of Stock are so  listed),  or on the  Nasdaq  Stock
                  Market  (if the  shares of Stock are  regularly  quoted on the
                  Nasdaq  Stock  Market),  or,  if not so  listed  or  regularly quoted,  the mean  between the closing bid and asked prices of publicly  traded  shares  of  Stock  in  the  over-the-counter market,  or,  if  such  bid  and  asked  prices  shall  not be available,  as reported by any nationally recognized quotation service  selected  by the  Company,  or as  determined  by the
                  Committee in a manner  consistent  with the  provisions of the
                  Code.   Anything  in  this   Section   6(b)  to  the  contrary
                  notwithstanding,  in no event  shall the  purchase  price of a share of Stock be less than the minimum price  permitted under the rules and policies of any national  securities exchange on which the shares of Stock are listed.

         c.       EXERCISE  PERIOD  AND  EXERCISABILITY  OF  OPTIONS.  An Option
                  granted  pursuant to the Amended Plan shall be exercisable for a term of seven years. Options granted pursuant to the Amended
                  Plan  shall  be  exercisable  as  follows:  one-third  of  the aggregate shares of Stock purchasable under an Option shall be exercisable  commencing  one year after the date of grant,  an
                  additional   one-third  of  the  aggregate   shares  of  Stock
                  purchasable  under an Option shall be  exercisable  commencing two years after the date of grant, and the remaining one-third of the aggregate shares of Stock  purchasable  under an Option shall be exercisable  commencing three years after the date of grant.

         d.       TERMINATION OF OPTIONS.

                  i.       In the event that an Optionee ceases to be a director
                           of  the  Company  because  the  Optionee  has  become
                           permanently  disabled  (within the meaning of Section
                           22(e)(3)  of the Code),  the  Option  granted to such
                           Optionee  may be exercised  by the  Optionee,  to the
                           extent the Optionee was entitled to do so on the date
                           such  Optionee  ceases to be a director.  Such Option
                           may be  exercised at any time within six months after
                           the date the  Optionee  ceases to be a  director,  at
                           which time the Option  shall  terminate,  or prior to
                           the date on which the Option otherwise expires by its
                           terms, whichever is earlier.

                  ii.      In the event of the death of an Optionee,  the Option
                           granted to such  Optionee  may be  exercised,  to the
                           extent the Optionee was entitled to do so on the date
                           of  such  Optionee's  death,  by the  estate  of such
                           Optionee or by any person or persons who acquired the
                           right  to   exercise   such   Option  by  bequest  or
                           inheritance  or  otherwise  by reason of the death of
                           such  Optionee.  Such Option may be  exercised at any
                           time  within  one (1) year after the date of death of
                           such  Optionee,   at  which  time  the  Option  shall

                           terminate,  or prior to the date on which the  option
                           otherwise expires by its terms, whichever is earlier.

                  iii.     In the event that an Optionee ceases to be a director
                           of the  Company for any reason  other than  permanent
                           disability (within the meaning of Section 22(e)(3) of
                           the  Code)  or  death,  the  Option  granted  to such
                           Optionee  may be exercised by him or her, but only to
                           the extent the  Optionee was entitled to do so on the
                           date  such  Optionee  ceases to be a  director.  Such
                           Option may be  exercised  at any time  within  thirty
                           (30) days after the date such Optionee ceases to be a
                           director  of the  Company,  at which  time the Option
                           shall  terminate,  or prior to the date on which  the
                           option expires by its terms, whichever is earlier.

         e.       PAYMENT OF OPTION EXERCISE.  Payment of the exercise price for the number of shares of Stock being purchased  pursuant to any
                  Option  shall  be  made  in  cash,  by  check  or  such  other instrument as may be acceptable to the Committee.

         f.       CHANGE OF CONTROL.  A "Change of  Control"  shall be deemed to have  occurred in the event any of the  following  occurs with respect to the Company:

                  i.       a merger or consolidation in which the Company is not
                           the surviving corporation;

                  ii.      a merger or consolidation in which the Company is the
                           surviving  corporation  where the stockholders of the
                           Company  before such merger or  consolidation  do not
                           retain,  directly or indirectly,  at least a majority
                           of the beneficial interest in the voting stock of the
                           Company after such merger or consolidation;

                  iii.     the   sale,   exchange,   or   transfer   of  all  or
                           substantially  all of the assets of the Company other
                           than a sale,  exchange,  or  transfer  to one or more
                           subsidiary  corporations  (as  defined  in  Section 1
                           hereof) of the Company;

                  iv.      the  direct  or  indirect  sale  or  exchange  by the
                           stockholders  of the Company of all or  substantially
                           all  of  the   stock  of  the   Company   where   the
                           stockholders  of the  Company  before  such  sale  or
                           exchange do not retain,  directly or  indirectly,  at
                           least a majority  of the  beneficial  interest in the
                           voting  stock  of the  Company  after  such  sale  or
                           exchange; or

                  v.       a liquidation or dissolution of the Company.

                           In  the   event  of  a   Change   of   Control,   any
                  unexercisable or unvested  portion of the outstanding  Options shall be immediately  exercisable and vested in full as of the date ten (10) days prior to the expected date of the Change of
                  Control.  The  exercise  or  vesting  of any  Option  that was permissible  solely by reason of this  Section  6(f)  shall be conditioned upon the consummation of the Change of Control. In addition, the surviving, continuing,  successor, or purchasing corporation or parent corporation  thereof, as the case may be
                  (the "Acquiring Corporation"), may either assume the Company's rights and obligations under outstanding Options or substitute outstanding  Options for substantially  equivalent options for the  Acquiring  Corporation's  stock.  For  purposes  of  this
                  Section 6(f), an Option shall be deemed assumed if,  following the Change of Control, the Option confers the right to acquire in accordance with its terms and conditions, for each share of
                  Stock subject to the Option immediately prior to the Change of
                  Control,   the  consideration   (whether  stock,  cash,  other
                  securities  or property) to which a holder of a share of Stock on the  effective  date of the Change of Control was entitled.
                  Any Options which are neither  assumed nor  substituted for by the Acquiring  Corporation  in  connection  with the Change of
                  Control nor  exercised as of the date of the Change of Control shall  terminate and cease to be  outstanding  effective as of the date of the Change of Control.

         g.       STOCKHOLDER APPROVAL. No Option may be granted pursuant to the
                  Amended  Plan prior to obtaining  stockholder  approval of the
                  Amended Plan.

7.       AUTHORITY TO VARY TERMS.

         a.       The Board shall have the  authority  from time to time to vary the terms of the Option  Agreements  either in connection with the grant of an individual  Option or in  connection  with the authorization  of a new  standard  form or  forms  of  Option;
                  provided,  however,  that the  terms  and  conditions  of such revised  or  amended  standard  form or forms of stock  option agreement shall be in accordance with the terms of the Amended
                  Plan. Such authority shall include, but not be limited to, the authority to grant Options which are  immediately  exercisable subject to the  Company's  right to  repurchase  any  unvested shares of Stock  acquired by the Optionee  upon exercise of an
                  Option in the event such  Optionee's  service as a director of the Company is terminated for any reason.

         b.       It is the  intention of the Board that the Amended Plan comply strictly  with the  provisions of Section 409A of the Code and
                  Treasury   Regulations  and  other  Internal  Revenue  Service
                  guidance promulgated thereunder (the "Section 409A Rules") and the Board shall  exercise its  discretion in granting  Options hereunder  (and the terms of such  Options)  accordingly.  The
                  Amended  Plan and any  grant  of an  Option  hereunder  may be amended from time to time (without,  in the case of an Option,
                  the  consent  of  the   Optionee)   as  may  be  necessary  or
                  appropriate to comply with the Section 409A Rules.

8.       EFFECT  OF  CHANGE  IN  STOCK  SUBJECT  TO  AMENDED  PLAN.  Appropriate
         adjustments  shall be made in the  number  and class of shares of Stock subject to the Amended  Plan,  the number of shares to be granted under the  Amended  Plan and to any  outstanding  Options  and in the  Option exercise  price  of any  outstanding  Options  in the  event of a stock
         dividend,   stock  split,   recapitalization,   reverse   stock  split,
         combination,  reclassification, or like change in the capital structure of the Company.

9.       TRANSFERABILITY OF OPTIONS.

         a.       Except as provided in Section  9(b)  hereof,  an Option may be exercised  during the  lifetime  of the  Optionee  only by the
                  Optionee or the  Optionee's  guardian or legal  representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution.

         b.       Notwithstanding the foregoing,  with the consent of the Board, in its sole  discretion,  an Optionee  may  transfer  all or a portion of the Option to: (i) an Immediate  Family  Member (as
                  hereinafter  defined),  (ii) a trust for the exclusive benefit of the Optionee  and/or one or more Immediate  Family Members,
                  (iii) a partnership  in which the Optionee  and/or one or more
                  Immediate  Family Members are the only partners,  or (iv) such other person or entity as the Board may permit  (individually, a "Permitted Transferee").  For purposes of this Section 9(b),
                  "Immediate  Family Members" shall mean the Optionee's  spouse, former spouse,  children or grandchildren,  whether natural or adopted.  As a  condition  to such  transfer,  each  Permitted
                  Transferee  to whom the  Option  or any  interest  therein  is transferred  shall agree in writing (in a form satisfactory to the Company) to be bound by all of the terms and conditions of the Option Agreement evidencing such Option and any additional
                  restrictions   or  conditions  as  the  Company  may  require.
                  Following the transfer of an Option, the term "Optionee" shall refer to the Permitted  Transferee,  except that, with respect
                  to  any   provision   for  the   Company's   tax   withholding
                  obligations,  such term shall refer to the original  Optionee.
                  The  Company  shall have no  obligation  to notify a Permitted
                  Transferee  of  any  termination  of the  transferred  Option, including  an  early  termination  pursuant  to  Section  6(d)
                  hereof. A Permitted Transferee shall be prohibited from making a subsequent  transfer of a  transferred  Option except to the original  Optionee or to another  Permitted  Transferee  or as provided in Section 9(a) hereof.

10.      RE-PRICING  OF OPTIONS /  REPLACEMENT  OPTIONS.  The Company  shall not re-price any Options or issue any replacement Options unless the Option re-pricing  or  Option  replacement  shall  have been  approved  by the holders of a majority of the outstanding  shares of the voting stock of the Company.

11.      TERMINATION OR AMENDMENT OF AMENDED PLAN. The Board, including any duly appointed  committee of the Board,  may  terminate or amend the Amended
         Plan at any time; provided,  however,  that without the approval of the stockholders  of the  Company,  there shall be no increase in the total number  of shares of Stock  covered  by the  Amended  Plan  (except  by operation  of the  provisions  of Section 8 hereof).  In any event,  no amendment  may adversely  affect any then  outstanding  Option,  or any unexercised portion thereof, without the consent of the Optionee.